                                                                   EXHIBIT 10.9

                  FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT
                                    (LIMITED)

      WHEREAS, the execution of this Fifth Amended and Restated Guaranty Agreement (this "Guaranty Agreement"), which amends and restates that certain Fourth Amended and Restated Guaranty Agreement dated as of July 31, 2002 (the "Prior Guaranty"), is a condition to SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY BANK, a federal savings bank, formerly known as Guaranty Federal Bank, F.S.B. ("Lender"), a term loan pursuant to that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (such Loan Agreement, as it has been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender; and

      WHEREAS, Borrower and Lender have agreed to modify the Loan Agreement, and as a condition thereto, Guarantor has agreed to amend and restate the Prior Guaranty according to the terms hereof.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, DANIEL P.SON, an individual residing at 9507 Meadowbrook Drive, Dallas, Texas 75220 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

      1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means Borrower's obligations under the Term Loan (as defined in the Loan Agreement), provided that after additional capital is raised in an amount of no less than $6,000,000 after December 31, 2002 and injected into Penson Financial Services, Inc. on terms and conditions satisfactory to Lender, Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed an amount equal to $864,000.00. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

      2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness, subject to the terms of Section 1 of this Guaranty Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

      3. NO IMPAIRMENT OF RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 1

Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at Law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

      5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;
(b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 2 relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

      6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

            (a) Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by Guarantor as a result of Lender making the Term Loan to Borrower under the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefited and may reasonably be expected to benefit Guarantor directly and indirectly.

            (e) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 3

      7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

      8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or Special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

      9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, suck sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 4

Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

            (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

            (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

      10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 5

Agreement is binding not only on Guarantor, but on Guarantor's heirs and personal representatives.

      12. RELIANCE BY LENDER. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making the Term Loan under the Loan Agreement Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

      13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      14. FEES AND EXPENSES. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

      15. WAIVERS BY GUARANTOR. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

      16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

      17. NO RELIANCE ON LENDER. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

      18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      [Remainder of Page Intentionally Left Blank. Signature Page Follows]

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 6

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      EXECUTED as of the 31 day of December, 2002.

                                          GUARANTOR:

                                          /s/ Daniel P. Son
                                          --------------------------------------
                                          Daniel P. Son

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Signature Page

                  FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT
                                    (LIMITED)

      WHEREAS, the execution of this Fifth Amended and Restated Guaranty Agreement (this "Guaranty Agreement"), which amends and restates that certain Fourth Amended and Restated Guaranty Agreement dated as of July 31, 2002 (the "Prior Guaranty"), is a condition to SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY BANK, a federal savings bank, formerly known as Guaranty Federal Bank, F.S.B. ("Lender"), a term loan pursuant to that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (such Loan Agreement, as it has been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender; and

      WHEREAS, Borrower and Lender have agreed to modify the Loan Agreement, and as a condition thereto, Guarantor has agreed to amend and restate the Prior Guaranty according to the terms hereof.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, PHILIP A. PENDERGRAFT, an individual residing at 3708 Big Bear Lake Drive, Arlington, Texas 76016 (the 'Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

      1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means Borrower's obligations under the Term Loan (as defined in the Loan Agreement), provided that after additional capital is raised in an amount of no less than $6,000,000 after December 31, 2002 and injected into Penson Financial Services, Inc. on terms and conditions satisfactory to Lender, Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed an amount equal to $864,000.00. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

      2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness, subject to the terms of Section 1 of this Guaranty Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

      3. NO IMPAIRMENT OF RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 1

Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

      5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;
(b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 2 relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

      6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

            (a) Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by Guarantor as a result of Lender making the Term Loan to Borrower under the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly and indirectly.

            (e) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 3

      7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

      8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

      9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 4

Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

            (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

            (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

      10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 5

Agreement is binding not only on Guarantor, but on Guarantor's heirs and personal representatives.

      12. RELIANCE BY LENDER. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making the Term Loan under the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

      13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      14. FEES AND EXPENSES. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

      15. WAIVERS BY GUARANTOR. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

      16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

      17. NO RELIANCE ON LENDER. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

      18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      [Remainder of Page Intentionally Left Blank. Signature Page Follows]

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 6

      EXECUTED as of the 31 day of December, 2002.

                                          GUARANTOR:

                                          /s/ Philip A. Pendergraft
                                          --------------------------------------
                                          Philip A. Pendergraft

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Signature Page

                  FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT
                                    (LIMITED)

      WHEREAS, the execution of this Fifth Amended and Restated Guaranty Agreement (this "Guaranty Agreement"), which amends and restates that certain Fourth Amended and Restated Guaranty Agreement dated as of July 31, 2002 (the "Prior Guaranty"), is a condition to SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY BANK, a federal savings bank, formerly known as Guaranty Federal Bank, F.S.B. ("Lender"), a term loan pursuant to that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (such Loan Agreement, as it has been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender; and

      WHEREAS, Borrower and Lender have agreed to modify the Loan Agreement, and as a condition thereto, Guarantor has agreed to amend and restate the Prior Guaranty according to the terms hereof.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, WILLIAM D. GROSS, an individual residing at 7424 Axminster, Dallas, Texas 75214 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

      1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means Borrower's obligations under the Term Loan (as defined in the Loan Agreement), provided that after additional capital is raised in an amount of no less than $6,000,000 after December 31, 2002 and injected into Penson Financial Services, Inc. on terms and conditions satisfactory to Lender, Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed an amount equal to $864,000.00. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

      2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness, subject to the terms of Section 1 of this Guaranty Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

      3. NO IMPAIRMENT OF RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 1

Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness has been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

      5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;
(b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 2 relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower Or Guarantor.

      6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

            (a) Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by Guarantor as a result of Lender making the Term Loan to Borrower under the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly and indirectly.

            (e) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 3

      7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

      8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

      9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 4

Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments as Lender may request to perfect, preserve, and enforce its rights hereunder. For purposes of this Guaranty Agreement, the term Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

            (b) Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

            (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

      10. AMENDMENTS; CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure on the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 5

Agreement is binding not only on Guarantor, but on Guarantor's heirs and personal representatives.

      12. RELIANCE BY LENDER. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making the Term Loan under the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

      13 GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      14. FEES AND EXPENSES. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

      15. WAIVERS BY GUARANTOR. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

      16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

      17. NO RELIANCE ON LENDER. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

      18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      [Remainder of Page Intentionally Left Blank. Signature Page Follows]

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 6

            EXECUTED as of the 31st day of December, 2002.

                                           GUARANTOR:

                                           /s/ William D. Gross
                                           -------------------------------------
                                           William D. Gross

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Signature Page

                  FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT
                                    (LIMITED)

      WHEREAS, the execution of this Fifth Amended and Restated Guaranty Agreement (this "Guaranty Agreement"), which amends and restates that certain Fourth Amended and Restated Guaranty Agreement dated as of July 31, 2002 (the "Prior Guaranty"), is a condition to SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENT, INC., a Texas corporation ("Borrower"), borrowing from GUARANTY BANK, a federal savings bank, formerly known as Guaranty Federal Bank, F.S.B. ("Lender"), a term loan pursuant to that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (such Loan Agreement, as it has been or may hereafter be amended or modified from time to time, being hereinafter referred to as the "Loan Agreement") between Borrower and Lender; and

      WHEREAS, Borrower and Lender have agreed to modify the Loan Agreement, and as a condition thereto, Guarantor has agreed to amend and restate the Prior Guaranty according to the terms hereof.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, ROGER J. ENGEMOEN, JR., an individual residing at 1907 Georgia Landing Cove, Austin, Texas 78746 (the "Guarantor"), hereby irrevocably and unconditionally guarantees to Lender, subject to the terms of this Guaranty Agreement, the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

      1. DEFINITION OF GUARANTEED INDEBTEDNESS. The term "Guaranteed Indebtedness" as used herein means Borrower's obligations under the Term Loan (as defined in the Loan Agreement), provided that after additional capital is raised in an amount of no less than $6,000,000 after December 31, 2002 and injected into Penson Financial Services, Inc. on terms and conditions satisfactory to Lender, Guarantor's liability with respect to such obligations shall be limited to an amount not to exceed an amount equal to $1,408,000.00. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement.

      2. ABSOLUTE GUARANTY; NO SET-OFF RIGHTS. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, of the Guaranteed Indebtedness as provided herein, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness, subject to the terms of Section 1 of this Guaranty Agreement. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Lender or any other party, or Guarantor may have against Borrower, Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Leader or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of die Guaranteed Indebtedness or any part thereof.

      3. NO IMPAIRMENT OF RIGHTS. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender by endorsement or otherwise, other than under this

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 1

Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

      4. OBLIGATIONS OF GUARANTORS; NO DUTY TO EXHAUST REMEDIES; WAIVER OF SUBROGATION. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to Lender without notice or demand in lawful money of the United States of America and it shall not be necessary for Lender, in order to enforce such payment by either Guarantor, first to institute suit or exhaust its remedies against Borrower or any other guarantor or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. Notwithstanding anything to the contrary contained in this Guaranty Agreement, until such time as the Guaranteed Indebtedness had been paid in full, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other guarantors or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Lender.

      5. NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness;
(b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor or obligor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Lender to Borrower. Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 2 relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness;
(k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might constitute a defense available to, or discharge of. Borrower or Guarantor.

      6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

            (a) Guarantor has the power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

            (b) The execution, delivery, and performance by Guarantor of this Guaranty Agreement do not and will not violate or conflict with any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any Indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

            (c) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery, or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

            (d) The value of the consideration received and to be received by Guarantor as a result of Lender making the Term Loan to Borrower under the Loan Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Loan Agreement have benefitted and may reasonably be expected to benefit Guarantor directly and indirectly.

            (e) Guarantor has, independently and without reliance upon Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 3

      7. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or Lender has any commitment under the Loan Agreement:

            (a) Guarantor will furnish promptly to Lender written notice of the occurrence of any default under this Guaranty Agreement or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

            (b) Guarantor will furnish promptly to Lender such additional information concerning Guarantor as Lender may request.

            (c) Guarantor will obtain at any time and from time to time all authorizations, licenses, consents or approvals as shall now or hereafter be necessary or desirable under all applicable laws or regulations or otherwise in connection with the execution, delivery and performance of this Guaranty Agreement and will promptly furnish copies thereof to Lender.

            (d) Guarantor will at all times own directly or indirectly and free and clear of all liens and encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as it owns directly or indirectly on the date hereof.

      8. LENDER'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN LENDER'S POSSESSION. Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by Lender, including, without limitation, property held in safekeeping. In addition to Lender's right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. The rights and remedies of Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

      9. SUBORDINATION. (a) Guarantor hereby agrees that the Subordinated Indebtedness (as hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to Lender as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held ire trust by Guarantor for the benefit of Lender and shall forthwith be paid to Lender without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by Lender against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion. Upon the request of

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 4

Lender, Guarantor shall execute, deliver, and endorse to Lender such documents and instruments, as Lender may request to perfect, preserve, and enforce its right hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contact, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

            (b) Guarantor agrees that any and all liens, security interests, judgment liens charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgement liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

            (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, Lender shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. Lender may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as Lender may determine in its sole discretion.

      10. AMENDMENTS: CUMULATIVE REMEDIES. No amendment or waiver of any provision of this Guaranty Agreement nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender. No failure the part of Lender to exercise, and no delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      11. SUCCESSORS AND ASSIGNS. This Guaranty Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred such indebtedness. This Guaranty

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 5

Agreement is binding not only on Guarantor, but on Guarantor's heirs and personal representatives.

      12. RELIANCE BY LENDER. Guarantor recognizes that Lender is relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making extensions of credit to Borrower under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to Lender in making the Term Loan under the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

      13. GOVERNING LAW. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      14. FEES AND EXPENSES. Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by Lender in connection with the enforcement or collection of this Guaranty Agreement.

      15. WAIVERS BY GUARANTOR. Guarantor hereby waives prompiness, diligence, notice of any default under the Guaranteed Indebtedness, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

      16. VALIDITY; ENFORCEABILITY. The Loan Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that Lender may exercise any and all rights granted to it under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

      17. NO RELIANCE ON LENDER. Guarantor hereby represents and warrants to Lender that Guarantor has adequate means to obtain from Borrower and the Subsidiaries on a continuing basis information concerning the financial condition and assets of Borrower and the Subsidiaries and that Guarantor is not relying upon Lender to provide (and Lender shall have no duty to provide) any such information to Guarantor either now or in the future.

      18. NO ORAL AGREEMENTS. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

       [Remainder of Page Intentionally Left Blank. Signature Page Follows]

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Page 6

              EXECUTED as of the 31st day of December, 2002.

                                        GUARANTOR:

                                        /s/ Roger J. Engemoen, Jr.
                                        --------------------------------
                                        Roger J. Engemoen, Jr.

FIFTH AMENDED AND RESTATED GUARANTY AGREEMENT - Signature Page

            ELEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

      This Eleventh Amendment to Amended and Restated Loan Agreement (this "Amendment") is dated as of March 24, 2005 by and between SAI HOLDINGS, INC., formerly known as SERVICE ASSET INVESTMENTS, INC., a Texas corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Bank").

                                    RECITALS:

      A. Borrower and Bank have entered into that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (as the same has been or may be amended, restated, modified or supplemented, the "Agreement"), pursuant to which Bank agreed to extend credit to Borrower in the form of a term loan under the terms and provisions stated therein.

      B. Borrower has requested Bank to amend certain provisions of the Agreement, to consent to advance an additional $10,000,000 under the Term Loan, which Bank is willing to do pursuant to the terms and conditions hereinafter provided.

      C. Borrower and Bank now desire to amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT

      Section 2.1 Amendment to Recitals. The reference to the amount "$24,266,192.00" in the second paragraph in the Recitals section of the Agreement is hereby modified to the amount "$32,244,099.00."

      Section 2.2 Modification of Definitions. Effective as of the date hereof, the definition of the following defined term is hereby amended to read as follows:

            "Term Loan Commitment" means the obligation of Bank to make the Term Loan pursuant to Section 2.1 in an aggregate principal amount up to but not exceeding $32,244,099.00.

      Section 2.3 Amendment of Section 2.3. Effective as of the date hereof.
Section 2.3 is hereby amended in its entirety and shall read as follows:

            Section 2.3 Repayment of Term Loan. Borrower shall repay the unpaid principal amount of the Term Loan in monthly installments of $537,400.15, commencing on April 1, 2005 and continuing on each Monthly Payment Date, with a final installment in the amount of all outstanding principal of the Term Loan payable on the Maturity Date.

      Section 2.4 Addition of Section 2.8. Effective as of the date hereof,
Section 2.8 is hereby added to the Agreement and shall read as follows:

            Section 2.8 Commitment Fee. A Commitment Fee in the amount of $50,000.00 shall be due and payable on March 24, 2005.

      Section 2.5 Amendment of Section 10.4. Effective as of the date hereof,
Section 10.4 is hereby amended in its entirety and shall read as follows:

            Section 10.4 Loans and Investments. Borrower will not permit any of the following:

                  (a) Penson Worldwide's advance, loan, extension of credit or capital contribution to or investment (i) in Worldwide in excess of $10,000,000 and (ii) in Worldwide and Canada in the aggregate in excess of $15,000,000 (including clause (i) hereof); provided, however, that (x) no such advances to Canada may result from the proceeds of the Term Loan, (y) no more than $5,000,000 of any advances to Worldwide may result from the proceeds of the Capital Investment, and (z) no more than $4,000,000 advanced to Worldwide may result from the proceeds of the Term Loan.

                                   ARTICLE III

                       ADDITIONAL ADVANCE UNDER TERM LOAN

      Section 3.1 Additional Advance. Upon the effectiveness of this Agreement, the amount of $10,000,000 shall be advanced to the Borrower under the Term Loan pursuant to the modification to the Term Loan Commitment set forth in this Amendment.

                                   ARTICLE IV

          ACKNOWLEDGEMENT AND CLARIFICATION OF SUBSIDIARY MODIFICATIONS

      Section 4.1 Subsidiary Modifications. The parties hereto acknowledge the following modifications that have occurred since November 1, 2004: (a) Nexa Technologies, Inc. was merged into Integrated Trading Solutions, Inc., and Integrated Trading Solutions, Inc. has changed its name to Nexa Technologies, Inc., a Delaware corporation and (b) Penson Financial Services Venture, Inc. (sometimes referred to as Penson Ventures, Inc.) was formerly named 3812359 CANADA, Inc.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

      Section 5.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                  (1) Amendment. This Amendment, duly executed by Borrower;

                  (2) Commitment Fee. The fee required by Section 2.8 of the
            Agreement;

                  (3) Attorneys' Fees and Expenses. Payment of all outstanding attorneys' fees and expenses incurred by Bank in connection with the Agreement, as amended; and

                  (4) Additional Information. Such additional documents,
            instruments and information as Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent disclosed on Schedules delivered as of the date of this Amendment.

            (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.1 Representations and Warranties. Borrower hereby represents and warrants to Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the

Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

      Section 6.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

      Section 6.3 Reference to the Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 6.4 Expenses of Bank. As provided for in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

      Section 6.5 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

      Section 6.6 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

      Section 6.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns.

      Section 6.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

      Section 6.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 6.10 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

                EXECUTED as of the day and year first above written.

                                        BORROWER:

                                        SAI HOLDINGS, INC., formerly known as
                                        SERVICE ASSET INVESTMENTS, INC.

                                        By: /s/ Roger J. Engemoen, Jr.
                                            ------------------------------------
                                        Name: Roger J. Engemoen, Jr.
                                        Title: Chairman

                                        BANK;

                                        GUARANTY BANK

                                        By: /s/ Coswell O. Robinson, Jr.
                                            ------------------------------------
                                        Name: Coswell O. Robinson, Jr.
                                        Title: Senior Vice President

                                 Signature Page
                   Eleventh Amendment to Amended and Restated
                                 Loan Agreement

                      REAFFIRMATION OF AMENDED AND RESTATED
                                   GUARANTIES

      Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment to which this Reaffirmation of Amended and Restated Guaranties is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under certain Fifth Amended and Restated Guaranties (Limited) dated as of December 31, 2002 (each, a "Guaranty"), executed or joined in by each of the undersigned and delivered to the Bank, (iii) reaffirms its obligations under its respective Guaranty, and (iv) agrees that its Guaranty remains in full force and effect, as limited by the terms of such Guaranty, and is hereby ratified and confirmed.

Dated as of March ____, 2005.

                                     GUARANTORS:

                                     /s/ William D. Gross
                                     -------------------------------------------
                                     William D. Gross

                                     /s/ Daniel P. Son
                                     -------------------------------------------
                                     Daniel P. Son

                                     /s/ Philip A. Pendergraft
                                     -------------------------------------------
                                     Philip A. Pendergraft

                                     ___________________________________________
                                     Roger J. Engemoen, Jr.

                      REAFFIRMATION OF AMENDED AND RESTATED
                                   GUARANTIES

      Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment to which this Reaffirmation of Amended and Restated Guaranties is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under certain Fifth Amended and Restated Guaranties (Limited) dated as of December 31, 2002 (each, a "Guaranty"), executed or joined in by each of the undersigned and delivered to the Bank, (iii) reaffirms its obligations under its respective Guaranty, and (iv) agrees that its Guaranty remains in full force and effect, as limited by the terms of such Guaranty, and is hereby ratified and confirmed.

Dated as of March 24, 2005.

                                          GUARANTORS:

                                          ______________________________________
                                          William D. Gross

                                          ______________________________________
                                          Daniel P. Son

                                          ______________________________________
                                          Philip A. Pendergraft

                                          /s/ Roger J. Engemoen, Jr.
                                          --------------------------------------
                                          Roger J. Engemoen, Jr.